UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2023

Schultze Special Purpose Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware	001-40891	86-1206818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Westchester Avenue, Suite S-632 Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

(914) 701-5260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	SAMAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On September 27, 2023, Schultze Special Purpose Acquisition Corp. II (the “Company”) issued a press release announcing that it will redeem all of the outstanding shares of its Class A common stock issued as part of the units sold in the Company’s initial public offering (the “public shares”), effective as of the close of business on October 11, 2023 (the “Redemption Date”), because the Company’s board of directors (the “Board”) has determined that the Company will not be able to consummate an initial business combination within the time period set forth in the Company’s amended and restated certificate of incorporation, as amended (the “Charter”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

As permitted under the Charter, the Board has set September 27, 2023 as the termination date following which the Company will, in accordance with the Charter, (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (net of taxes payable and less up to $150,000 for any dissolution or liquidation related expenses, as applicable), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The per-share redemption price for the public shares is expected to be approximately $10.58 (as finally determined, the “Redemption Amount”). In accordance with the terms of the related trust agreement and the Charter, the Company expects to retain interest earned on the funds deposited in the trust account to pay the Company’s tax obligations and $150,000 of dissolution or liquidation related expenses.

As of the close of business on the Redemption Date, assuming that a sum sufficient to redeem the public shares has been irrevocably deposited or set aside to pay the Redemption Amount for each public share, the public shares will be deemed to no longer be outstanding and will represent only the right to receive the Redemption Amount for each such public share.

The Redemption Amount will be payable to the holders of the public shares upon presentation of their respective stock or unit certificates or other delivery of their shares or units to the Company’s transfer agent, Continental Stock Transfer & Trust Company. Beneficial owners of public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount.

The Company’s initial stockholders have agreed to waive their redemption rights with respect to the outstanding shares of Class A common stock issued upon conversion of the shares of Class B common stock issued prior to the Company’s initial public offering. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

The Company expects that the last day of trading of its units, Class A common stock and warrants on The Nasdaq Stock Market LLC (“Nasdaq”) will be on or about October 11, 2023, following which the Company expects that Nasdaq will file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to delist the Company’s units, Class A common stock and warrants. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the expected Redemption Amount, timing for redemptions, suspension of trading of the Company’s securities on Nasdaq, delisting of the Company’s securities by Nasdaq and termination of the registration of the Company’s securities under the Exchange Act. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP. II

By:	/s/ George J. Schultze
	Name:	George J. Schultze
	Title:	Chief Executive Officer

Date: September 27, 2023

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